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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 14, 2002



                            HARKEN ENERGY CORPORATION
             (Exact name of registrant as specified in its charter)

         Delaware                        0-9207                 95-2841597
(State or other jurisdiction           (Commission             (IRS Employer
     of incorporation)                 File Number)         Identification No.)


 580 WestLake Park Boulevard
           Suite 600
         Houston, Texas                                              77079
(Address of principal executive offices)                           (ZIP Code)



                                 (281) 504-4000

              (Registrant's Telephone Number, Including Area Code)

                                       N/A

          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 9. REGULATION FD DISCLOSURE

     On August 14, 2002, Harken Energy Corporation filed its Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 with the Securities and Exchange Commission. Accompanying such report were certifications of Harken Energy Corporation's Chief Executive Officer, Mikel D. Faulkner, and Chief Financial Officer, Anna M. Williams, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. The text of these certifications is set forth below:

      Certification of Chief Executive Officer and Chief Financial Officer
               pursuant to 18 U.S.C. ss. 1350 adopted pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

     In connection with the Quarterly Report of Harken Energy Corporation (the "Company") on Form 10-Q for the period ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Mikel
D. Faulkner, Chief Executive Officer, and Anna M. Williams, Chief Financial Officer, of the Company, certify pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Mikel D. Faulkner                        /s/ Anna M. Williams
------------------------------               -----------------------------------
Mikel D. Faulkner                            Anna M. Williams
Chairman and                                 Executive Vice President -
Chief Executive Officer                      Finance and Chief Financial Officer
August 14, 2002                              August 14, 2002




                                    Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          HARKEN ENERGY CORPORATION


August 14, 2002

                                          By:  /s/ Anna M. Williams
                                             ---------------------------------
                                          Executive Vice President - Finance
                                          and Chief Financial Officer